Summary Prospectus September 28, 2012

PNC Advantage Institutional
Government Money Market Fund

Institutional Shares – PAVXX Advisor Shares – PADXX Service Shares – PAUXX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information and other information about the Fund online at www.pncfunds.com/ Forms_Literature/Prospectuses/default.fs. You may also obtain this information at no additional cost by calling 1-800-364-4890 or by sending an e-mail request to pncfundfulfillment@pnc.com. The Fund's Prospectus and Statement of Additional Information, both dated September 28, 2012, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income consistent with stability of principal while maintaining liquidity.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares	Advisor Shares	Service Shares
Management Fees	0.15%	0.15%	0.15%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.16%	0.26%	0.41%
Shareholder Servicing Fees	None	0.10%	0.25%
Other	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses	0.31%	0.41%	0.56%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares, Advisor Shares and Service Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$32	$100	$174	$393
Advisor Shares	$42	$132	$230	$518
Service Shares	$57	$179	$313	$701

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests 100% of its net assets plus any borrowings for investment purposes in short-term obligations issued or guaranteed by the U.S. government as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government. The Fund will provide shareholders with at least 60 days' written notice before it will adopt a policy that will permit the Fund to invest less than 100% of its net assets plus any borrowings for investment purposes in such securities. The Fund invests in repurchase agreements collateralized by obligations issued or guaranteed by the U.S. government as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less as determined under Rule 2a-7 of the Investment Company Act of 1940, including variable and floating rate obligations with longer maturities that are deemed to have remaining maturities of 397 days or less in accordance with Rule 2a-7 due to interest rate resetting provisions and/or demand features. The Fund's dollar-weighted average maturity will not exceed 60 days and the Fund's dollar-weighted average life will not exceed 120 days.

PRINCIPAL RISKS

Counter-Party Risk. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays, incur costs and/or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Credit Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Obligations issued by U.S. government agencies, authorities,

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instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates.

Money Market Fund Risk. A Fund's ability to maintain a $1.00 per share net asset value ("NAV") at all times could be affected by a sharp rise in interest rates causing the value of a Fund's investments and its share price to drop, a drop in interest rates that reduces the Fund's yield or the downgrading or default of any of the Fund's holdings. The Adviser and its affiliates are under no obligation to support the share price of the Fund. The failure of any money market fund to maintain a stable net asset value could create a widespread risk of increased redemption pressures on all money market funds, including the Fund, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not impact the Fund in the future. The Securities and Exchange Commission ("SEC") recently adopted amendments to its rules relating to money market funds. Among other changes, the amendments impose more stringent average maturity limits, higher credit quality standards and new liquidity requirements on money market funds. Although these amendments are designed to reduce the risks associated with investments in money market funds, they also may reduce a money market fund's yield potential. The SEC or other regulatory authorities may adopt additional reforms to money market regulation, which reforms may impact the operations and performance of the Fund.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Institutional Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Fund's Institutional, Advisor Shares and Service Shares. Performance shown for the Advisor shares is annualized. Performance shown for the Service Shares is based on the returns of the Fund's Institutional Shares and is not adjusted to reflect the expenses of the Service Shares. The performance shown for the Service Shares would be lower if it were adjusted to reflect the actual expenses of the Service Shares. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_371/Overview.fs or by calling 1-800-364-4890. The Fund's 7-day yield as of December 31, 2011 was 0.03%.

Calendar Year Total Returns

Best Quarter	0.03%	(12/31/2010)
Worst Quarter	0.00%	(12/31/2011)

The Fund's year-to-date total return for Institutional Shares through June 30, 2012 was 0.01%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	1 Year	Since Inception
Institutional Shares (since inception date 10/01/09)	0.03%	0.05%
Advisor Shares (since inception date 01/28/11)	0.03%	0.03%
Service Shares	0.03%	0.05%

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INVESTMENT ADVISER

PNC Capital Advisors, LLC (the "Adviser") is the investment adviser to the Fund.

TAX INFORMATION

The Fund's distributions generally will be taxed to you as ordinary income or capital gains. If you are invested in the Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will generally be taxed only upon your withdrawal of monies from the arrangement.

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) Fund shares by phone, mail, or through a financial intermediary on each day that the New York Stock Exchange is open. Shares cannot be purchased on days when the Federal Reserve is closed.

By Phone or Wire: contact your financial intermediary or, if you hold your shares directly through the PNC Advantage Funds, you should contact the PNC Advantage Funds by phone at 1-800-364-4890.

By Mail: write to the PNC Advantage Funds c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9795, Providence, Rhode Island 02940-9795.

Minimum Initial Investments:

•  In general, a Fund's minimum initial investment is $3 million for Institutional, Advisor and Service Shares.

Minimum Subsequent Investments:

•  There is no minimum subsequent investment amount.

A Fund's initial investment minimum may be reduced or waived in some cases.

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

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PNC Advantage Funds

P.O. Box 9795

Providence, RI 02940-9795

ADV-SUM-GV-0912